                                                                    EXHIBIT 10-1

                           AMENDMENT NO. 2 AND WAIVER (this "Amendment"), dated
                  as of June 28, 2002, to the Credit, Security, Guaranty and Pledge Agreement dated as of October 2, 2001, among (i) GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation (the "Borrower"); (ii) the Guarantors referred to therein; (iii) the Lenders referred to therein; (iv) GOLDMAN SACHS CREDIT PARTNERS L.P., as Co-Lead Arranger and Syndication Agent; (v) WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Administrative Agent and Collateral Agent; (vi) WACHOVIA SECURITIES, INC. (formerly known as First Union Securities, Inc.), as Co-Lead Arranger; (vii) GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Monitoring Agent and Co-Documentation Agent; and (viii) CITICORP USA, INC., as Co-Documentation Agent, as amended by Amendment No. 1, dated as of December 31, 2001 (as so amended by Amendment No. 1 and this Amendment and as hereafter amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement").


                             INTRODUCTORY STATEMENT


                  All capitalized terms not otherwise defined in this Amendment are as defined in the Credit Agreement.

                  The Borrower and the Lenders have agreed to make certain changes to the provisions of the Credit Agreement.

                  Accordingly, the parties hereto hereby agree as follows:

                  SECTION 1. Waiver and Consent. In the event that the Borrower consummates the issuance of any High Yield Unsecured Debt and receives the Net Offering Proceeds thereof on or before March 31, 2003, and, so long as such High Yield Unsecured Debt is otherwise issued subject to and in accordance with the provisions of the Credit Agreement, the Requisite Lenders hereby consent to the use by the Borrower of the Net Offering Proceeds of such High Yield Unsecured Debt to repay outstanding principal and interest on the Rollover Notes and waive the provisions of Section 2.11(f) (i) and (ii) of the Credit Agreement to the extent the provisions thereof would otherwise require that such Net Offering Proceeds be applied to the Loans.

                  SECTION 2. Amendments to Credit Agreement. As of the Effective Date (subject to the terms and conditions set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

                  (A) Section 5.14 of the Credit Agreement is hereby amended by deleting "June 30, 2002" from the first line thereof and replacing it with "September 30, 2002."

                   (B) Section 6.1(l) of the Credit Agreement is hereby amended by deleting "$250,000,000" from the first line thereof and replacing it with "$300,000,000."

                  SECTION 3. Conditions to Effectiveness. This Amendment shall be effective as of the date first written above, upon the satisfaction in full of the following conditions (the "Effective Date"):

                  (A) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of all parties hereto;

                  (B) the Administrative Agent shall have received such other documents as the Administrative Agent, the Collateral Agent or Morgan, Lewis & Bockius, LLP, counsel for the Administrative Agent, may reasonably request; and

                  (C) all legal matters in connection with this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that:

                  (A) the representations and warranties by the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

                  (B) the Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement and, after giving effect hereto, no event or condition has occurred and is continuing which constitutes an Event of Default or which (with the passage of time, or the giving of notice, or both) would constitute an Event of Default.

                  SECTION 5. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.

                  SECTION 7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 8. Expenses. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.

                  SECTION 9. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to be duly executed as of the date first written above.


                                            BORROWER:

                                            GENESIS HEALTH VENTURES, INC.


                                            By:
                                                 -------------------------------
                                                  Name:
                                                  Title:

                                            GUARANTORS:

                                            ACADEMY NURSING HOME, INC.

                                            ACCUMED, INC.

                                            ADS APPLE VALLEY, INC.

                                            ADS CONSULTING, INC.

                                            ADS DANVERS ALF, INC.

                                            ADS DARTMOUTH ALF, INC.

                                            ADS HINGHAM ALF, INC.

                                            ADS HINGHAM NURSING FACILITY, INC.

                                            ADS HOME HEALTH, INC.

                                            ADS MANAGEMENT, INC.

                                            ADS PALM CHELMSFORD, INC.

                                            ADS RECUPERATIVE CENTER, INC.

                                            ADS RESERVOIR WALTHAM, INC.

                                            ADS SENIOR HOUSING, INC.

                                            ADS VILLAGE MANOR, INC.

                                            ADS/MULTICARE, INC.

                                            ANR, INC.

                                            APPLEWOOD HEALTH RESOURCES, INC.

                                            ASCO HEALTHCARE OF NEW
                                            ENGLAND, INC.

                                            ASCO HEALTHCARE, INC.

                                            ASL, INC.

                                            AUTOMATED PROFESSIONAL ACCOUNTS,
                                            INC.

                                            BERKS NURSING HOMES, INC.

                                            BETHEL HEALTH RESOURCES, INC.

                                            BREYUT CONVALESCENT CENTER, INC.

                                            BRIGHTWOOD PROPERTY, INC.

                                            BRINTON MANOR, INC.

                                            BURLINGTON WOODS CONVALESCENT
                                            CENTER, INC.

                                            CARECARD, INC.

                                            CAREFLEET, INC.

                                            CENTURY CARE CONSTRUCTION, INC.

                                            CENTURY CARE MANAGEMENT, INC.

                                            CHATEAU VILLAGE HEALTH RESOURCES,
                                            INC.

                                            CHELTENHAM LTC MANAGEMENT, INC.

                                            CHG INVESTMENT CORP., INC

                                            CHNR-I, INC.

                                            COLONIAL HALL HEALTH RESOURCES, INC.

                                            COLONIAL HOUSE HEALTH RESOURCES,
                                            INC.

                                            COMPASS HEALTH SERVICES, INC.

                                            CONCORD COMPANION CARE, INC.

                                            CONCORD HEALTH GROUP, INC.

                                            CONCORD HEALTHCARE CORPORATION

                                            CONCORD HEALTHCARE SERVICES, INC.

                                            CONCORD HOME HEALTH, INC.

                                            CONCORD PHARMACY SERVICES, INC.

                                            CONCORD REHAB, INC.

                                            CONCORD SERVICE CORPORATION

                                            CRESTVIEW CONVALESCENT HOME, INC.

                                            CRESTVIEW NORTH, INC.

                                            CRYSTAL CITY NURSING CENTER, INC.

                                            CVNR, INC.

                                            DAWN VIEW MANOR, INC.

                                            DELCO APOTHECARY, INC.

                                            DELM NURSING, INC.

                                            DENTON HEALTHCARE CORPORATION

                                            DERBY NURSING CENTER CORPORATION

                                            DIANE MORGAN AND ASSOCIATES, INC.

                                            EASTERN MEDICAL SUPPLIES, INC.

                                            EASTERN REHAB SERVICES, INC.

                                            EIDOS, INC.

                                            ELDERCARE RESOURCES CORP.

                                            ELMWOOD HEALTH RESOURCES, INC.

                                            ENCARE OF MASSACHUSETTS, INC.

                                            ENCARE OF MENDHAM, INC.

                                            ENCARE OF PENNYPACK, INC.

                                            ENCARE OF QUAKERTOWN, INC.

                                            ENCARE OF WYNCOTE, INC.

                                            ENR, INC.

                                            GENESIS ELDERCARE ADULT DAY HEALTH
                                            SERVICES, INC.

                                            GENESIS ELDERCARE CENTERS I, INC.

                                            GENESIS ELDERCARE CENTERS II, INC.

                                            GENESIS ELDERCARE CENTERS III, INC.

                                            GENESIS ELDERCARE CORP.

                                            GENESIS ELDERCARE DIAGNOSTIC
                                            SERVICES, INC.

                                            GENESIS ELDERCARE HOME CARE
                                            SERVICES, INC.

                                            GENESIS ELDERCARE HOME HEALTH
                                            SERVICES - SOUTHERN, INC.

                                            GENESIS ELDERCARE HOSPITALITY
                                            SERVICES, INC.

                                            GENESIS ELDERCARE LIVING FACILITIES,
                                            INC.

                                            GENESIS ELDERCARE MANAGEMENT
                                            SERVICES, INC.

                                            GENESIS ELDERCARE NATIONAL CENTERS,
                                            INC.

                                            GENESIS ELDERCARE NETWORK SERVICES
                                            OF MASSACHUSETTS, INC.

                                            GENESIS ELDERCARE NETWORK SERVICES,
                                            INC.

                                            GENESIS ELDERCARE PARTNERSHIP
                                            CENTERS, INC.

                                            GENESIS ELDERCARE PHYSICIAN
                                            SERVICES, INC.

                                            GENESIS ELDERCARE PROPERTIES, INC.

                                            GENESIS ELDERCARE REHABILITATION
                                            MANAGEMENT SERVICES, INC.

                                            GENESIS ELDERCARE REHABILITATION
                                            SERVICES, INC.

                                            GENESIS ELDERCARE STAFFING SERVICES,
                                            INC.

                                            GENESIS ELDERCARE TRANSPORTATION
                                            SERVICES, INC.

                                            GENESIS HEALTH SERVICES CORPORATION

                                            GENESIS HEALTH VENTURES OF
                                            ARLINGTON, INC.

                                            GENESIS HEALTH VENTURES OF
                                            BLOOMFIELD, INC.

                                            GENESIS HEALTH VENTURES OF CLARKS
                                            SUMMIT, INC.

                                            GENESIS HEALTH VENTURES OF INDIANA,
                                            INC.

                                            GENESIS HEALTH VENTURES OF LANHAM,
                                            INC.

                                            GENESIS HEALTH VENTURES OF
                                            MASSACHUSETTS, INC.

                                            GENESIS HEALTH VENTURES OF
                                            NAUGATUCK, INC.

                                            GENESIS HEALTH VENTURES OF NEW
                                            GARDEN, INC.

                                            GENESIS HEALTH VENTURES OF POINT
                                            PLEASANT, INC.

                                            GENESIS HEALTH VENTURES OF
                                            SALISBURY, INC.

                                            GENESIS HEALTH VENTURES OF WAYNE,
                                            INC.

                                            GENESIS HEALTH VENTURES OF WEST
                                            VIRGINIA, INC.

                                            GENESIS HEALTH VENTURES OF
                                            WILKES-BARRE, INC.

                                            GENESIS HEALTH VENTURES OF WINDSOR,
                                            INC.

                                            GENESIS HEALTHCARE CENTERS HOLDINGS,
                                            INC.

                                            GENESIS HOLDINGS, INC.

                                            GENESIS IMMEDIATE MED CENTER, INC.

                                            GENESIS PROPERTIES OF DELAWARE
                                            CORPORATION

                                            GENESIS SELECTCARE CORP.

                                            GENESIS/VNA PARTNERSHIP HOLDING
                                            COMPANY, INC.

                                            GENESIS - CROZER PARTNERSHP HOLDING
                                            COMPANY, INC.

                                            GERIATRIC & MEDICAL COMPANIES, INC.

                                            GERIATRIC AND MEDICAL SERVICES, INC.

                                            GERIATRIC AND MEDICAL INVESTMENTS
                                            CORPORATION

                                            GERIMED CORP.

                                            GHV at SALISBURY CENTER, INC.

                                            GLENMARK ASSOCIATES - DAWN VIEW
                                            MANOR, INC.

                                            GLENMARK ASSOCIATES, INC.

                                            GLENMARK PROPERTIES, INC.

                                            GMA - BRIGHTWOOD, INC.

                                            GMA - CONSTRUCTION, INC.

                                            GMA - MADISON, INC.

                                            GMA - UNIONTOWN, INC.

                                            GMA PARTNERSHIP HOLDING COMPANY,
                                            INC.

                                            GMC LEASING CORPORATION

                                            GMC MEDICAL CONSULTING SERVICES,
                                            INC.

                                            GMC - LTC MANAGEMENT, INC.

                                            GMS INSURANCE SERVICES, INC.

                                            GMS MANAGEMENT, INC.

                                            GMS MANAGEMENT-TUCKER, INC.

                                            GOVERNOR'S HOUSE NURSING HOME, INC.

                                            H.O. SUBSIDIARY, INC.

                                            HEALTH CONCEPTS AND SERVICES, INC.

                                            HEALTH RESOURCES OF ACADEMY MANOR,
                                            INC.

                                            HEALTH RESOURCES OF ARCADIA, INC.

                                            HEALTH RESOURCES OF BOARDMAN, INC.

                                            HEALTH RESOURCES OF BRIDGETON, INC.

                                            HEALTH RESOURCES OF BROOKLYN, INC.

                                            HEALTH RESOURCES OF CEDAR GROVE,
                                            INC.

                                            HEALTH RESOURCES OF CINNAMINSON,
                                            INC.

                                            HEALTH RESOURCES OF COLCHESTER, INC.

                                            HEALTH RESOURCES OF COLUMBUS, INC.

                                            HEALTH RESOURCES OF CUMBERLAND, INC.

                                            HEALTH RESOURCES OF EATONTOWN, INC.

                                            HEALTH RESOURCES OF ENGLEWOOD, INC.

                                            HEALTH RESOURCES OF EWING, INC.

                                            HEALTH RESOURCES OF FARMINGTON, INC.

                                            HEALTH RESOURCES OF GARDNER, INC.

                                            HEALTH RESOURCES OF GLASTONBURY,
                                            INC.

                                            HEALTH RESOURCES OF GROTON, INC.

                                            HEALTH RESOURCES OF JACKSON, INC.

                                            HEALTH RESOURCES OF KARAMENTA AND
                                            MADISON, INC.

                                            HEALTH RESOURCES OF LAKEVIEW, INC.

                                            HEALTH RESOURCES OF LEMONT, INC.

                                            HEALTH RESOURCES OF LYNN, INC.

                                            HEALTH RESOURCES OF MARCELLA, INC.

                                            HEALTH RESOURCES OF MIDDLETOWN (RI),
                                            INC.

                                            HEALTH RESOURCES OF MONTCLAIR, INC.

                                            HEALTH RESOURCES OF MORRISTOWN, INC.

                                            HEALTH RESOURCES OF NORFOLK, INC.

                                            HEALTH RESOURCES OF NORTH ANDOVER,
                                            INC.

                                            HEALTH RESOURCES OF NORWALK, INC.

                                            HEALTH RESOURCES OF PENNINGTON, INC.

                                            HEALTH RESOURCES OF RIDGEWOOD, INC.

                                            HEALTH RESOURCES OF ROCKVILLE, INC.

                                            HEALTH RESOURCES OF SOLOMONT/
                                            BROOKLINE, INC.

                                            HEALTH RESOURCES OF SOUTH BRUNSWICK,
                                            INC.

                                            HEALTH RESOURCES OF TROY HILLS, INC.

                                            HEALTH RESOURCES OF VOORHEES, INC.

                                            HEALTH RESOURCES OF WALLINGFORD,
                                            INC.

                                            HEALTH RESOURCES OF WARWICK, INC.

                                            HEALTH RESOURCES OF WESTWOOD, INC.

                                            HEALTHCARE REHAB SYSTEMS, INC.

                                            HEALTHCARE RESOURCES CORP.

                                            HEALTHOBJECTS CORPORATION

                                            HELSTAT, INC.

                                            HILLTOP HEALTH CARE CENTER, INC.

                                            HMNH REALTY, INC.

                                            HNCA, INC.

                                            HORIZON ASSOCIATES, INC.

                                            HORIZON MEDICAL EQUIPMENT AND
                                            SUPPLY, INC.

                                            HORIZON MOBILE, INC.

                                            HORIZON REHABILITATION, INC.

                                            HR OF CHARLESTON, INC.

                                            HRWV HUNTINGTON, INC.

                                            INNOVATIVE HEALTH CARE MARKETING,
                                            INC.

                                            INNOVATIVE PHARMACY SERVICES, INC.

                                            INSTITUTIONAL HEALTH CARE SERVICES,
                                            INC.

                                            KEYSTONE NURSING HOME, INC.

                                            KNOLLWOOD MANOR, INC.

                                            KNOLLWOOD NURSING HOME, INC.

                                            LAKE MANOR, INC.

                                            LAKEWOOD HEALTH RESOURCES, INC.

                                            LAUREL HEALTH RESOURCES, INC.

                                            LEHIGH NURSING HOMES, INC.

                                            LIFE SUPPORT MEDICAL EQUIPMENT, INC.

                                            LIFE SUPPORT MEDICAL, INC.

                                            LINCOLN NURSING HOME, INC.

                                            LRC HOLDING COMPANY

                                            LWNR, INC.

                                            MABRI CONVALESCENT CENTER, INC.

                                            MADISON AVENUE ASSISTED LIVING, INC.

                                            MANOR MANAGEMENT CORPORATION OF
                                            GEORGIAN MANOR, INC.

                                            MARLINTON PARTNERSHIP HOLDING
                                            COMPANY, INC.

                                            MARLINTON ASSOCIATES, INC.

                                            MARSHFIELD HEALTH RESOURCES, INC.

                                            MCKERLEY HEALTH CARE CENTER -
                                            CONCORD INC.

                                            MCKERLEY HEALTH CARE CENTERS, INC.

                                            MEDICAL SERVICES GROUP, INC.

                                            MERIDIAN HEALTH, INC.

                                            MERIDIAN HEALTHCARE INVESTMENTS,
                                            INC.

                                            MERIDIAN HEALTHCARE, INC.

                                            METRO PHARMACEUTICALS, INC.

                                            MHNR, INC.

                                            MNR, INC.

                                            MONTGOMERY NURSING HOMES, INC.

                                            MULTICARE ACQUISITION CORP.

                                            MULTICARE AMC, INC.

                                            MULTICARE HOME HEALTH OF ILLINOIS,
                                            INC.

                                            MULTICARE MEMBER HOLDING CORP.

                                            MULTICARE PAYROLL CORP.

                                            NATIONAL PHARMACY SERVICE, INC.

                                            NEIGHBORCARE OF INDIANA, INC.

                                            NEIGHBORCARE INFUSION SERVICES, INC.

                                            NEIGHBORCARE OF NORTHERN CALIFORNIA,
                                            INC.

                                            NEIGHBORCARE OF OKLAHOMA, INC.

                                            NEIGHBORCARE OF VIRGINIA, INC.

                                            NEIGHBORCARE OF WISCONSIN, INC.

                                            NEIGHBORCARE PHARMACY SERVICES, INC.

                                            NEIGHBORCARE PHARMACIES, INC.

                                            NEIGHBORCARE-MEDISCO, INC.

                                            NEIGHBORCARE-ORCA, INC.

                                            NEIGHBORCARE-TCI, INC.

                                            NETWORK AMBULANCE SERVICES, INC.

                                            NORTH MADISON, INC.

                                            NORTHWESTERN MANAGEMENT SERVICES,
                                            INC.

                                            NURSING AND RETIREMENT CENTER OF THE
                                            ANDOVERS, INC.

                                            PHARMACY EQUITIES, INC.

                                            PHC OPERATING CORP.

                                            PHILADELPHIA AVENUE CORPORATION

                                            POCAHONTAS CONTINUOUS CARE CENTER,
                                            INC.

                                            POMPTON CARE, INC.

                                            PRESCOTT NURSING HOME, INC.

                                            PROFESSIONAL PHARMACY SERVICES, INC.

                                            PROGRESSIVE REHABILITATION CENTERS,
                                            INC.

                                            PROSPECT PARK LTC MANAGEMENT, INC.

                                            PROVIDENCE FUNDING CORPORATION

                                            PROVIDENCE HEALTH CARE, INC.

                                            PROVIDENCE MEDICAL, INC.

                                            QUAKERTOWN MANOR CONVALESCENT AND
                                            REHABILITATION, INC.

                                            REST HAVEN NURSING HOME, INC.

                                            RIDGELAND HEALTH RESOURCES, INC.

                                            RIVER PINES HEALTH RESOURCES, INC.

                                            RIVERSHORES HEALTH RESOURCES, INC.

                                            RLNR, INC.

                                            ROEPHEL CONVALESCENT CENTER, INC.

                                            ROSE HEALTHCARE, INC.

                                            ROSE VIEW MANOR, INC.

                                            ROXBOROUGH NURSING HOME, INC.

                                            RSNR, INC.

                                            RVNR, INC.

                                            S.T.B. INVESTORS, LTD

                                            SCHUYLKILL NURSING HOMES, INC.

                                            SCHUYLKILL PARTNERSHIP ACQUISITION
                                            CORP.

                                            SCOTCHWOOD INSTITUTIONAL SERVICES,
                                            INC.

                                            SCOTCHWOOD MASSACHUSETTS HOLDING
                                            CO., INC.

                                            SENIOR LIVING VENTURES, INC.

                                            SENIOR SOURCE, INC.

                                            SNOW VALLEY HEALTH RESOURCES, INC.

                                            SOLOMONT FAMILY MEDFORD VENTURE,
                                            INC.

                                            STAFFORD CONVALESCENT CENTER, INC.

                                            STATE STREET ASSOCIATES, INC.

                                            SUBURBAN MEDICAL SERVICES, INC.

                                            SVNR, INC.

                                            THE ADS GROUP, INC.

                                            THE APPLE VALLEY PARTNERSHIP HOLDING
                                            COMPANY, INC.

                                            THE ASSISTED LIVING ASSOCIATES OF
                                            BERKSHIRE, INC.

                                            THE ASSISTED LIVING ASSOCIATES OF
                                            LEHIGH, INC.

                                            THE ASSISTED LIVING ASSOCIATES OF
                                            SANATOGA, INC.

                                            THE ASSISTED LIVING ASSOCIATES OF
                                            WALL, INC.

                                            THE HOUSE OF CAMPBELL, INC.

                                            THE MULTICARE COMPANIES, INC.

                                            THERAPY CARE, INC.

                                            THE TIDEWATER HEALTHCARE SHARED
                                            SERVICES GROUP, INC.

                                            TMC ACQUISITION CORP.

                                            TRANSPORT SERVICES, INC.

                                            TRI STATE MOBILE MEDICAL SERVICES,
                                            INC.

                                            UNITED HEALTH CARE SERVICES, INC.

                                            VALLEY MEDICAL SERVICES, INC.

                                            VALLEY TRANSPORT AMBULANCE SERVICE,
                                            INC.

                                            VERSALINK, INC.

                                            VILLAS REALTY & INVESTMENTS, INC.

                                            WALNUT LTC MANAGEMENT, INC.

                                            WAYSIDE NURSING HOME, INC.

                                            WEISENFLUH AMBULANCE SERVICE, INC.

                                            WEST PHILA. LTC MANAGEMENT, INC.

                                            WESTFORD NURSING AND RETIREMENT
                                            CENTER, INC.

                                            WILLOW MANOR NURSING HOME, INC.

                                            WYNCOTE HEALTHCARE CORP.

                                            YORK LTC MANAGEMENT, INC.



                                            By:
                                                 -------------------------------
                                                  Name:


                                            On behalf of each of the foregoing
                                            entities as an Authorized Signatory
                                            of such entities

                                            ADS APPLE VALLEY LIMITED
                                            PARTNERSHIP, by ADS Apple Valley,
                                            Inc., its General Partner

                                            ADS DARTMOUTH GENERAL PARTNERSHIP,
                                            by ADS Senior Housing, Inc. and ADS
                                            Dartmouth ALF, Inc., its General
                                            Partners

                                            ADS HINGHAM LIMITED PARTNERSHIP, by
                                            ADS Hingham Nursing Facility, Inc.,
                                            its General Partner

                                            ADS RECUPERATIVE CENTER LIMITED
                                            PARTNERSHIP, by ADS Recuperative
                                            Center, Inc., its General Partner

                                            ARCADIA ASSOCIATES, by
                                            ADS/Multicare, Inc. and Health
                                            Resources of Arcadia, Inc., its
                                            General Partners

                                            ASCO HEALTHCARE OF NEW ENGLAND,
                                            LIMITED PARTNERSHIP, by ASCO
                                            Healthcare of New England, Inc., its
                                            General Partner

                                            BREVARD MERIDIAN LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc., its General Partner

                                            CARE HAVEN ASSOCIATES LIMITED
                                            PARTNERSHIP, by Glenmark Associates,
                                            Inc. and GMA Partnership Holding
                                            Company, Inc., its General Partners

                                            CARE4, L.P., by Institutional Health
                                            Care Services, Inc., its General
                                            Partner

                                            CATONSVILLE MERIDIAN LIMITED
                                            PARTNERSHIP, by Meridian Health,
                                            Inc. and Meridian Healthcare, Inc.,
                                            its General Partners

                                            CUMBERLAND ASSOCIATES OF RHODE
                                            ISLAND, L.P., by Health Resources of
                                            Cumberland, Inc., its General
                                            Partner

                                            EASTON MERIDIAN LIMITED PARTNERSHIP,
                                            by Meridian Health, Inc. and
                                            Meridian Healthcare, Inc., its
                                            General Partners

                                            EDELLA STREET ASSOCIATES, by Genesis
                                            Health Ventures of Clarks Summit,
                                            Inc., its General Partner

                                            GENESIS ELDERCARE CENTERS I, L.P.,
                                            by Genesis Eldercare Partnership
                                            Centers, Inc., its General Partner

                                            GENESIS ELDERCARE CENTERS II, L.P.,
                                            by Genesis Eldercare Partnership
                                            Centers, Inc., its General Partner

                                            GENESIS ELDERCARE CENTERS III, L.P.,
                                            by Genesis Eldercare Partnership
                                            Centers, Inc., its General Partner

                                            GENESIS HEALTH VENTURES OF WEST
                                            VIRGINIA, LIMITED PARTNERSHIP, by
                                            Genesis Eldercare Network Services,
                                            Inc. and Genesis Eldercare
                                            Rehabilitation Services, Inc., its
                                            General Partners

                                            GENESIS PROPERTIES LIMITED
                                            PARTNERSHIP, by Genesis Health
                                            Ventures of Arlington, Inc., its
                                            General Partner

                                            GENESIS PROPERTIES OF DELAWARE LTD.
                                            PARTNERSHIP, L.P., by Genesis
                                            Properties of Delaware Corporation,
                                            its General Partner

                                            GLENMARK PROPERTIES I, LIMITED
                                            PARTNERSHIP, by Glenmark Associates,
                                            Inc. and GMA Partnership Holding
                                            Company, Inc., its General Partners

                                            GREENSPRING MERIDIAN LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc., its General Partner

                                            GROTON ASSOCIATES OF CONNECTICUT,
                                            L.P., by Health Resources of Groton,
                                            Inc., its General Partner

                                            HALLMARK HEALTHCARE LIMITED
                                            PARTNERSHIP, by Pharmacy Equities,
                                            Inc., its General Partner

                                            HAMMONDS LANE MERIDIAN LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc. and Meridian Health, Inc., its
                                            General Partners

                                            HOLLY MANOR ASSOCIATES OF NEW
                                            JERSEY, L.P., by Encare of Mendham,
                                            L.L.C., its General Partner

                                            LAKE WASHINGTON, LTD., by Lake
                                            Manor, its General Partner

                                            MCKERLEY HEALTH FACILITIES, by
                                            Meridian Health, Inc., and Meridian
                                            Healthcare, Inc., its General
                                            Partners

                                            MERCERVILLE ASSOCIATES OF NEW
                                            JERSEY, L.P., by Breyut Convalescent
                                            Center, L.L.C., its General Partner

                                            MERIDIAN EDGEWOOD LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc., its General Partner

                                            MERIDIAN PERRING LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc., its General Partner

                                            MERIDIAN VALLEY LIMITED PARTNERSHIP,
                                            by Meridian Healthcare, Inc., its
                                            General Partner

                                            MERIDIAN VALLEY VIEW LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc., its General Partner

                                            MERIDIAN/CONSTELLATION LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc. and Meridian Health Inc., its
                                            General Partners

                                            MIDDLETOWN (RI) ASSOCIATES OF RHODE
                                            ISLAND, L.P., by Health Resources of
                                            Middletown (R.I.), Inc., its General
                                            Partner

                                            MILLVILLE MERIDIAN LIMITED
                                            PARTNERSHIP, by Meridian Healthcare,
                                            Inc., its General Partner

                                            NORRISTOWN NURSING AND
                                            REHABILITATION CENTER ASSOCIATES,
                                            L.P., by GMC-LTC Management, Inc.,
                                            its General Partner

                                            PHILADELPHIA AVENUE ASSOCIATES, by
                                            Philadelphia Avenue Corporation, its
                                            General Partner

                                            POINT PLEASANT HAVEN LIMITED
                                            PARTNERSHIP, by Glenmark Associates,
                                            Inc., its General Partner

                                            POMPTON ASSOCIATES L.P., by Pompton
                                            Care L.L.C., its General Partner

                                            RALEIGH MANOR LIMITED PARTNERSHIP,
                                            by Glenmark Associates, Inc., its
                                            General Partner

                                            RIVER STREET ASSOCIATES, by Genesis
                                            Health Ventures of Wilkes-Barre,
                                            Inc., its General Partner

                                            ROMNEY HEALTH CARE CENTER LTD.,
                                            LIMITED PARTNERSHIP, by Glenmark
                                            Associates, Inc., its General
                                            Partner

                                            SEMINOLE MERIDIAN LIMITED
                                            PARTNERSHIP, by Meridian Health,
                                            Inc., its General Partner

                                            SISTERVILLE HAVEN LIMITED
                                            PARTNERSHIP, by Glenmark Associates,
                                            Inc., its General Partner

                                            STATE STREET ASSOCIATES, L.P., by
                                            State Street Associates, Inc., its
                                            General Partner

                                            TEAYS VALLEY HAVEN LIMITED
                                            PARTNERSHIP, by Glenmark Associates,
                                            Inc., its General Partner

                                            THE STRAUSS GROUP - HOPKINS HOUSE,
                                            L.P., by Encare of Wyncote, Inc.,
                                            its General Partner

                                            THE STRAUS GROUP - OLD BRIDGE, L.P.,
                                            by Health Resources of Emery,
                                            L.L.C., its General Partner

                                            THE STRAUS GROUP - QUAKERTOWN MANOR,
                                            L.P., by Encare of Quakertown, Inc.,
                                            its General Partner

                                            THE STRAUS GROUP - RIDGEWOOD, L.P.,
                                            by Health Resources of Ridgewood,
                                            L.L.C., its General Partner

                                            WALLINGFORD ASSOCIATES OF
                                            CONNECTICUT, L.P., by Health
                                            Resources of Wallingford, Inc., its
                                            General Partner

                                            THERAPY CARE SYSTEMS, L.P., Genesis
                                            ElderCare Rehabilition Services,
                                            Inc., its General Partner

                                            VOLUSIA MERIDIAN LIMITED
                                            PARTNERSHIP, by Meridian Health,
                                            Inc., its
                                            General Partner

                                            WARWICK ASSOCIATES OF RHODE ISLAND,
                                            L.P., by Health Resources of
                                            Warwick, Inc., its General Partner



                                            By:
                                                 -------------------------------
                                                  Name:

                                            On behalf of each of the foregoing
                                            entities as an Authorized Signatory
                                            of each respective authorized
                                            General Partner

                                            AUTOMATED HOMECARE SYSTEMS, LLC, by
                                            Health Objects Corporation, its
                                            authorized Member

                                            BREYUT CONVALESCENT CENTER, L.L.C.,
                                            by The Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members

                                            ENCARE OF MENDHAM, L.L.C., by The
                                            Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members

                                            GENESIS ELDERCARE EMPLOYMENT
                                            SERVICES, LLC, by Genesis ElderCare
                                            Management Services, Inc., its
                                            authorized Member

                                            GENESIS-GEORGETOWN SNF/JV, L.L.C.,
                                            by Genesis Health Ventures, Inc.,
                                            its authorized Member

                                            GLENMARK LIMITED LIABILITY COMPANY
                                            I, by Glenmark Associates, Inc. and
                                            Horizon Associates, Inc., its
                                            authorized Members

                                            HEALTH RESOURCES OF BRIDGETON,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            HEALTH RESOURCES OF CINNAMINSON,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            HEALTH RESOURCES OF CRANBURY,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            HEALTH RESOURCES OF EMERY, L.L.C.,
                                            by The Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members

                                            HEALTH RESOURCES OF ENGLEWOOD,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            HEALTH RESOURCES OF EWING, L.L.C.,
                                            by The Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members

                                            HEALTH RESOURCES OF FAIRLAWN,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            HEALTH RESOURCES OF JACKSON, L.L.C.,
                                            by The Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members

                                            HEALTH RESOURCES OF LAKEVIEW,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            HEALTH RESOURCES OF RIDGEWOOD,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            HEALTH RESOURCES OF WEST ORANGE,
                                            L.L.C., by The Multicare Companies,
                                            Inc. and Stafford Convalescent
                                            Center, Inc., its authorized Members

                                            MAIN STREET PHARMACY, L.L.C., by
                                            Professional Pharmacy Services, Inc.
                                            and NeighborCare Pharmacies, Inc.,
                                            its authorized Members

                                            POMPTON CARE L.L.C., by The
                                            Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members

                                            RESPIRATORY HEALTH SERVICES, L.L.C.,
                                            by Genesis Health Ventures, Inc, its
                                            authorized Member

                                            ROEPHEL CONVALESCENT CENTER, L.L.C.,
                                            by The Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members

                                            TOTAL REHABILITATION CENTER, L.L.C.,
                                            by The Multicare Companies, Inc. and
                                            Stafford Convalescent Center, Inc.,
                                            its authorized Members



                                            By:
                                                 -------------------------------
                                                  Name:

                                            On behalf of each of the foregoing
                                            entities as an Authorized Signatory
                                            of each respective authorized Member

                                            AGENTS AND ARRANGERS:

                                            WACHOVIA BANK, NATIONAL ASSOCIATION
                                            (formerly known as First Union
                                            National Bank), as Administrative
                                            Agent, Collateral Agent and Lender


                                            By:
                                                 -------------------------------
                                                  Name:
                                                  Title:


                                            WACHOVIA SECURITIES, INC. (formerly
                                            known as First Union Securities,
                                            Inc.), as Co-Lead Arranger



                                            By:
                                                 -------------------------------
                                                  Name:
                                                  Title:

                                            GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                            as Co-Lead Arranger, Syndication
                                            Agent and Lender



                                            By:
                                                 -------------------------------
                                                  Name:
                                                  Title:

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Collateral
                                            Monitoring Agent, Co-Documentation
                                            Agent and Lender




                                            By:
                                                 -------------------------------
                                                  Name:
                                                  Its Duly Authorized Signatory

                                            CITICORP USA, INC., as
                                            Co-Documentation Agent and Lender


                                            By:
                                                 -------------------------------
                                                  Name:
                                                  Its Duly Authorized Signatory

                                                                     , as Lender
                                            ------------------------


                                            By:
                                                 -------------------------------
                                                  Name:
                                                  Title: